CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Allowance for loan losses	$ 2,781	$ 3,363
Preferred stock, par value	$ 1.00	$ 1.00
Preferred stock, shares authorized	20,000	20,000
Preferred stock, shares issued	0	0
Common stock, par value	$ 1.00	$ 1.00
Common stock, shares authorized	1,000,000	1,000,000
Common stock, shares issued	753,734	753,734
Treasury stock, shares	107,746	107,746